STEVENS & LEE
                      111 North Sixth Street
                           P.O. Box 679
                      Reading, PA 19603-0679

                          (610) 478-2282
                   email:  ccs@stevenslee.com

                             May 29, 2001




VIA EDGAR

Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549

     Re:  Total Containment, Inc.
          File No. 0-23454
          Form 8-K

Ladies and Gentlemen:

     We are counsel to Total Containment, Inc. (the "Company").
In that regard, we transmit, on behalf of the Company, a Current
Report on Form 8-K.

     If you have any questions regarding this filing, please contact the undersigned at (610) 478-2099.

                                  Very truly yours,

                                  STEVENS & LEE

                                  /S/ William J. Reynolds

                                  William J. Reynolds

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